Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Menikoff, certify, pursuant to 18U.S.C.Section1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of American Electric Technologies, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form l0-K fairly presents in all material respects the financial condition and results of operations of American Electric Technologies, Inc.

Date: April 16, 2019

By:	/s/ Peter Menikoff
Peter Menikoff
Principal Executive Officer

I, Don Boyd, certify, pursuant to 18U.S.C.Section1350,as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of American Electric Technologies, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form l0-K fairly presents in all material respects the financial condition and results of operations of American Electric Technologies, Inc.

Date: April 16, 2019

By:	/s/ Don Boyd
Don Boyd
Principal Financial Officer